SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): October 31, 1996

                             POWER PLUS CORPORATION
             (Exact name of registrant as specified in its charter)

 PROVINCE OF ALBERTA,
       CANADA                       0-18163                     34-1723067
(State or other jurisdic-         (Commission                  (IRS Employer
 tion of incorporation)           File Number)              Identification No.)



            7850 WOODBINE AVENUE, SUITE 201, MARKHAM, ONTARIO L3R 0B9
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (905) 479-5683

                                BATTERY ONE, INC.
          (Former name or former address, if changed since last report)








Exhibit index on consecutive page __                   Consecutive page 1 of __



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.           OTHER EVENTS.

                  The effective date of the registrant 1-for-20 reverse stock split is November 1, 1996. At the opening of business on
                  November 4, 1996, the post-consolidation common shares of Power Plus Corporation will be posted for trading in substitution of the pre-consolidation common shares of Battery One, Inc. on the Electronic Bulletin Board. The new NASDAQ stock symbol will be "PPCO", replacing "BATT".

                  Pursuant to General Instruction F to Form 8-K, the registrant hereby incorporates by reference the information contained in the news release, a copy of which is filed as an exhibit to this report.

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information: Not applicable.






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                  (c)      Exhibits:

    Regulation                                                   Consecutive
    S-K NUMBER                     DOCUMENT                      PAGE NUMBER

       20.1                      News Release                         4








ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 POWER PLUS CORPORATION



Date: November 1, 1996                           By:  /s/J. Douglas Elliott
                                                      J. Douglas Elliott
                                                      Chief Executive Officer



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